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PROSPECTUS                                                  MARCH 1, 1996
                          DREYFUS MIDCAP INDEX FUND
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          DREYFUS MIDCAP INDEX FUND (THE "FUND") IS AN OPEN-END,
NON-DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY, KNOWN AS AN INDEX FUND. THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PRICE AND YIELD PERFORMANCE OF PUBLICLY-TRADED COMMON STOCKS OF MEDIUM-SIZE DOMESTIC COMPANIES IN THE AGGREGATE, AS REPRESENTED BY THE STANDARD & POOR'S MIDCAP 400 INDEX. IN ANTICIPATION OF TAKING A MARKET POSITION, THE FUND IS PERMITTED TO PURCHASE AND SELL STOCK INDEX FUTURES. THE FUND IS NEITHER SPONSORED BY NOR AFFILIATED WITH STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.
          THE DREYFUS CORPORATION ("DREYFUS") SERVES AS THE FUND'S MANAGER. DREYFUS HAS ENGAGED ITS AFFILIATE, MELLON EQUITY ASSOCIATES ("MELLON EQUITY"), TO SERVE AS THE FUND'S INDEX FUND MANAGER AND PROVIDE DAY-TO-DAY MANAGEMENT OF THE FUND'S INVESTMENTS. DREYFUS AND MELLON EQUITY ARE REFERRED TO COLLECTIVELY AS THE "ADVISERS."
          SHAREHOLDERS WHO REDEEM SHARES WITHIN SIX MONTHS OF THE OPENING OF THEIR ACCOUNT WILL BE CHARGED A 1% REDEMPTION FEE WHICH WILL BE DEDUCTED FROM REDEMPTION PROCEEDS. HOWEVER, THE REDEMPTION FEE WILL NOT BE APPLICABLE TO SHARES HELD IN OMNIBUS ACCOUNTS.
          THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
          THE STATEMENT OF ADDITIONAL INFORMATION, DATED MARCH 1, 1996, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.
          MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
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                                  TABLE OF CONTENTS
                                                                        Page
            Fee Table.........................................            3
            Condensed Financial Information...................            3
            Description of the Fund...........................            4
            Management of the Fund............................            6
            How to Buy Fund Shares............................            7
            How to Redeem Fund Shares.........................            9
            Shareholder Services..............................           11
            Shareholder Services Plan.........................           11
            Dividends, Distributions and Taxes................           12
            Performance Information...........................           13
            General Information...............................           13
            Appendix..........................................           15
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                               Page 2

                                                            FEE TABLE
SHAREHOLDER TRANSACTION EXPENSES:
    Redemption Fees (as a percentage of amount redeemed).........................................         1.00%
ANNUAL FUND OPERATING EXPENSES:
(as a percentage of average daily net assets)
    Management Fee ..............................................................................          .40%
    Other Expenses...............................................................................          .45%
    Total Fund Operating Expenses................................................................          .85%
EXAMPLE:                                            1 YEAR       3 YEARS         5 YEARS       10 YEARS
    You would pay the following expenses on
    a $1,000 investment, assuming (1) 5%
    annual return and (2) redemption at the
    end of each time period:                          $5            $16            $28            $63

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          THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRE-
SENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR
LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
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          The purpose of the foregoing table is to assist you in
understanding the costs and expenses borne by the Fund and investors, the payment of which will reduce investors' annual return. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. You can purchase Fund shares without charge directly from the Fund's distributor; you may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. See "Management of the Fund," "How to Buy Fund Shares," "How to Redeem Fund Shares" and "Shareholder Services Plan."
                 CONDENSED FINANCIAL INFORMATION
          The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
                      FINANCIAL HIGHLIGHTS
          Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                      YEAR ENDED OCTOBER 31,
                                                                         -------------------------------------------------------
PER SHARE DATA:                                                           1991(1)       1992        1993         1994       1995
                                                                         ------------  --------    ---------    --------   ------
    Net asset value, beginning of year.....................                $12.50      $13.69      $15.02       $17.63     $17.14
                                                                         ------------  --------    ---------    --------   ------
    INVESTMENT OPERATIONS:
    Investment income--net.................................                   .11         .17         .30          .26        .29
    Net realized and unrealized gain on investments........                  1.08        1.29        2.83          .08       3.00
                                                                         ------------  --------    ---------    --------   ------
      TOTAL FROM INVESTMENT OPERATIONS.....................                  1.19        1.46        3.13          .34       3.29
                                                                         ------------  --------    ---------    --------   ------
    DISTRIBUTIONS:
    Dividends from investment income--net..................                   --         (.08)       (.27)        (.27)     (.28)
    Dividends from net realized gain on investments........                   --         (.05)       (.25)        (.56)     (.75)
                                                                         ------------  --------    ---------    --------   ------
      TOTAL DISTRIBUTIONS..................................                   --         (.13)       (.52)        (.83)    (1.03)
                                                                         ------------  --------    ---------    --------   ------
    Net asset value, end of year...........................                $13.69      $15.02      $17.63       $17.14    $19.40
                                                                         ============  ========    =========    ========   ======
TOTAL INVESTMENT RETURN....................................                  9.52%(2)   10.69%      21.22%        1.89%    20.78%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets................                   --          --          .09%         .40%      .50%
    Ratio of net investment income to average net assets...                   .87%(2)    2.22%       1.97%        1.68%     1.80%
    Decrease reflected in above expense ratios due to undertakings           1.19%(2)    1.17%        .77%         .43%      .35%
    Portfolio Turnover Rate................................                  2.18%(2)   16.31%      16.80%       19.81%    20.46%
    Net Assets, end of year (000's omitted)................                $5,436     $45,989     $65,690      $75,404   $122,982
(1)  From June 19, 1991 (commencement of operations) to October 31, 1991.
(2)  Not  annualized.

                         Page 3
          Further information about the Fund's performance is contained in the Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.
                                 DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE
          The Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly-traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400 Index* (the "Index"). It cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.
MANAGEMENT POLICIES


          The Fund attempts to duplicate the investment results of the Index, which is composed of 400 selected common stocks of medium-size domestic companies, which may include some Canadian issuers, with market capitalizations ranging generally between $56 million and $9.6 billion. The median market capitalization of the stocks in the Index is approximately $1.1 billion. Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), chooses the stocks to be included in the Index on the basis of market size, liquidity and industry group representation. The Fund attempts to be fully invested at all times in the stocks that comprise the Index and stock index futures as described below and, in any event, at least 80% of the Fund's net assets will be so invested. Inclusion of a stock in the Index in no way implies an opinion by S&P as to its attractiveness as an investment.
An investment in the Fund involves risks similar to those of investing in common stocks.


          The weightings of stocks in the Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. Because of this weighting, as of November 30, 1995, 46.3% of the Index was composed of the 50 largest companies. Of the companies, approximately 69% are listed on the New York Stock Exchange, 28% are quoted on the National Association of Securities Dealers Automated Quotation System and 3% are listed on the American Stock Exchange. Mellon Equity will select stocks for the Fund's portfolio in the order of their weightings in the Index beginning with the heaviest weighted stocks. With respect to the Fund's assets invested in the stocks in the Index, the percentage of such assets invested in each stock will be approximately the same as the percentage it represents in the Index. Since some of the stocks that comprise the Index may be thinly traded, comparatively small investments could cause relatively volatile price fluctuations.


          No attempt is made to manage the Fund's portfolio in the traditional sense using economic, financial and market analysis. The Fund is managed using a computer program to determine which securities are to be purchased or sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in the Fund's portfolio because of changes in the composition of the Index.


          The Fund believes that the indexing approach described above is an effective method of substantially duplicating percentage changes in the Index. It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's
--------------
*"S&P Registration Mark" and "Standard & Poor's MidCap 400 Index" are trademarks of Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's.
                  Page 4
ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions. In the future, the Fund's Board, subject to the approval of shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of the common stocks of medium-size companies.


          The Fund's ability to duplicate the performance of the Index also depends to some extent on the size of the Fund's portfolio and the size of cash flows into and out of the Fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the Fund's portfolio to the Index to the maximum practicable extent.
          From time to time to increase its income, the Fund may lend securities from its portfolio. See "Appendix_Investment Techniques." When the Fund has cash reserves, the Fund may invest in money market instruments consisting of U.S. Government securities, time deposits, certificates of deposit, bankers' acceptances, high-grade commercial paper, and repurchase agreements. See the Statement of Additional Information for a description of these instruments. The Fund also may purchase stock index futures in anti-cion of taking a market position when, in the opinion of the Mellon Equity Advisers, available cash balances do not permit an economically efficient trade in the cash market. The Fund also may sell stock index futures to terminate existing positions it may have as a result of its purchases of stock index futures. See also "Investment Considerations and Risks" and "Appendix_Investment Techniques" below, and "Investment Objective and Management Policies" in the Statement of Additional Information.
INVESTMENT CONSIDERATIONS AND RISKS
General _ The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies_Management Policies" in the Statement of Additional Information for a further discussion of certain risks.
EQUITY SECURITIES -- Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.
          The securities of the smaller companies in which the Fund may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are subject to a greater degree to changes in earnings and prospects.
USE OF DERIVATIVES -- The Fund may invest, to a limited extent, in derivatives ("Derivatives"). These are financial instruments, which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include stock index futures. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's investments and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix_Investment Techniques_Use of Derivatives" below and "Investment Objective and Management Policies_Management Policies_Derivatives" in the Statement of Additional Information.
NON-DIVERSIFIED STATUS -- The Fund's classification as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax require-
                       Page 5
ments, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. The Fund may not invest more than 25% of its assets in any one industry. These limitations do not apply to U.S. Government securities.
SIMULTANEOUS INVESTMENTS _ Investment decisions for the Fund are made independently from those of the other accounts and investment companies advised by Dreyfus or Mellon Equity. However, if such other accounts or investment companies are prepared to invest in, or desire to dispose of, securities in which the Fund invests, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
                           MANAGEMENT OF THE FUND


ADVISERS -- Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's manager. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of January 31, 1996, Dreyfus managed or administered approximately $82 billion in assets for approximately 1.7 million investor accounts nationwide.


        Dreyfus supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Maryland law.


        Dreyfus has engaged Mellon Equity, located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, to serve as the Fund's index Fund manager. Mellon Equity, a registered investment adviser formed in 1957, is an indirect wholly-owned subsidiary of Mellon and thus, an affiliate of Dreyfus. As of December 31, 1995, Mellon Equity and its employees managed approximately $8.8 billion in assets and served as the investment adviser of 62 other investment companies.


        Mellon Equity, subject to the supervision and approval of Dreyfus, provides the day-to-day management of the Fund's investments, as well as statistical information, under an Index Management Agreement with Dreyfus, subject to the overall authority of the Fund's Board in accordance with Maryland law.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus and Mellon Equity, Mellon managed more than $209 billion in assets as of September 30, 1995, including approximately $80 billion in proprietary mutual fund assets. As of September 30, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $717 billion in assets, including approximately $55 billion in mutual fund assets.


          Pursuant to the terms of the Management Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of .395 of 1% of the value of the Fund's average daily net assets. Under the Fund's Index Management Agreement, Dreyfus has agreed to pay Mellon Equity a monthly fee at the annual rate of .095 of 1% of the Fund's average daily net assets, which fee includes payment for the provision of custody services to the Fund by Boston Safe Deposit and Trust Company.


          Prior to November 13, 1995, World Asset Management served as the Fund's index fund manager pursuant to an Index Management Agreement with the Fund and Dreyfus served as the Fund's administrator pursuant to an Administration Agreement with the Fund. Pursuant to such agreements, the Fund agreed to
                       Page 6
pay World Asset Management and Dreyfus .10% and .30%, respectively, of the value of the Fund's average daily net assets. For the fiscal year ended October 31, 1995, no index management fee or administration fee was paid by the Fund pursuant to undertakings then in effect.
        The imposition of the Fund's management fees, as well as other operating expenses, will have the effect of reducing investors' return and will affect the Fund's ability to track the Index exactly. From time to time, Dreyfus and/or Mellon Equity or one of their affiliates may waive receipt of their fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the overall expense ratio of the Fund and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Fund will not pay Dreyfus and/or Mellon Equity or their affiliates at a later time for any amounts which may be waived, nor will the Fund reimburse Dreyfus and/or Mellon Equity or their affiliates for any amounts which may be assumed.
        Dreyfus may pay the Fund's distributor for shareholder services from its own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay securities dealers or others in respect of these services.
CUSTODIAN AND TRANSFER AGENT AND DIVIDEND DISBURSING AGENT -- Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02108 ("Boston Safe"), is the custodian of the Fund's investments. Boston Safe is an indirect subsidiary of Mellon. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02903, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at One Exchange Place, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.
                           HOW TO BUY FUND SHARES
          Fund shares are sold without a sales charge. You may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
          The minimum initial investment is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Fund's Account Application. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. The Fund's shares are available for purchase by pension and profit-sharing plans.
          You may purchase Fund shares by check or wire. Checks should be made payable to "Dreyfus MidCap Index Fund.," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." For subsequent investments, your Fund account number also should appear on the check. Payments which are mailed should be sent to Dreyfus MidCap Index Fund, P.O. Box 6647, Providence, Rhode Island 02940-6647, together with your investment slip or, when opening a new account, your Account Application. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND
                    Page 7
AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
          Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA #8900052732/Dreyfus MidCap Index Fund, for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
          Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."
          The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000. Shares of funds in the Dreyfus Family of Funds then held by such employee benefit plans or programs will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.


          Fund shares are sold on a continuous basis at the net asset value per share next determined after your order is received in proper form by the Transfer Agent or other agent. If an order is received in proper form by the Transfer Agent by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on a given day, Fund shares will be purchased at the net asset value determined as of such close of trading on that day. Otherwise, Fund shares will be purchased at the net asset value determined as of the close of trading on the floor of the New York Stock Exchange on the next business day. To permit the Fund to invest your money as promptly as possible after receipt, thereby maximizing the Fund's ability to track the Index, you are urged to transmit your purchase order so that it may be received by the Transfer Agent prior to 12:00 noon, New York time, on the day you want your purchase order to be effective.


          The Fund's net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange on each day the New York Stock Exchange is open for business. For purposes of determining net asset value per share, futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the
                        Page 8
value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing Fund investments, see "Determination of Net Asset Value" in the Statement of Additional Information.
          Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
                           HOW TO REDEEM FUND SHARES
GENERAL
          You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value, which may be more or less than their original cost. To maximize the Fund's ability to track the Index, you are urged to transmit your redemption request so that it may be received by the Transfer Agent prior to 12:00 noon, New York time, on the day you want your redemption request to be effective.
          You will be charged a 1% redemption fee upon the redemption of Fund shares where the redemption occurs within the initial six-month period following the opening of your account. This redemption fee will be deducted from your redemption proceeds and retained by the Fund. It is expected that, as a result of this fee, the Fund will be able to track the Index more closely. No redemption fee will be charged upon the redemption of shares purchased through omnibus accounts, nor will the redemption fee be used to pay fees imposed for various Fund services. The redemption fee may be waived, modified or discontinued and reintroduced at any time or from time to time.
In addition, securities dealers, banks and other financial institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request.
          The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in accordance with the procedures described below, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE
OF YOUR PURCHASE CHECK OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE
PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
          The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
        page 9
PROCEDURES
          You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Wire Redemption Privilege or the Telephone Redemption Privilege. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
          You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege, you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
          During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.
REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem shares by written request mailed to Dreyfus MidCap Index Fund, P.O. Box 6647, Providence, Rhode Island 02940-6647, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents
Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
          Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.


          Your written redemption request may direct that the redemption proceeds be used to purchase shares of other funds advised or administered by Dreyfus. Before you make such a request, you must obtain and should review a copy of the current prospectus of the fund being purchased; your redemption proceeds will be invested in shares of such other fund on the next business day. Upon request, proceeds from the redemption of shares of other funds in the Dreyfus Family of Prospectuses may be obtained by calling 1-800-645-6561. The prospectus will contain information concerning minimum investment requirements and other conditions that may apply to your purchase. No other fees currently are charged shareholders
         Page 10
directly in connection with this procedure, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. This procedure may be modified or terminated at any time upon not less than 60 days' notice to shareholders.


WIRE REDEMPTION PRIVILEGE -- You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day)made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling
1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.
TELEPHONE REDEMPTION PRIVILEGE -- You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.
                     SHAREHOLDER SERVICES
DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark -- Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. This privilege may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market. To establish a Dreyfus-Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to Dreyfus MidCap Index Fund, P.O. Box 6647, Providence, Rhode Island 02940-6647, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
RETIREMENT PLANS -- The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
                  SHAREHOLDER SERVICES PLAN
          The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25
         Page 11
of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
          The Fund ordinarily declares and pays dividends from net investment income and distributes net realized securities gains, if any, once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Fund will automatically reinvest dividends and distributions from securities gains, if any, in additional Fund shares at net asset value or, at your option, pay them in cash. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. If applicable, the 1% redemption fee, described under "How to Redeem Fund Shares," will be charged upon certain redemptions of Fund shares received through the automatic reinvestment of dividends or distributions. All expenses are accrued daily and deducted before declaration of dividends to investors.
          Dividends paid by the Fund derived from net investment income and distributions from net realized short-term securities gains of the Fund will be taxable to shareholders as ordinary income whether received in cash or reinvested in additional Fund shares. Depending on the composition of the Fund's income, all or a portion of the dividends paid by the Fund from net investment income may qualify for the dividends received deduction allowable to certain corporate shareholders. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in additional Fund shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.
          Dividends derived from net investment income and distributions from net realized short-term securities gains paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of t he extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
          Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.
          Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains of the Fund and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
       Page 12
          A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
          Management of the Fund believes that the Fund has qualified for the fiscal year ended October 31, 1995, as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interest of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
          You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                          PERFORMANCE INFORMATION
          For the purpose of advertising, performance is calculated on the basis of average annual total return and/or total return.
          Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time during which the Fund has operated.
          Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
          Performance will vary from time to time and past results are not necessarily representative of future results. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.


          Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Standard & Poor's MidCap 400 Index, Standard & Poor's 500 Composite Stock Price Index, Lipper Analytical Services, Inc., the Dow Jones Industrial Average, MONEY Magazine, Morningstar, Inc. and other industry publications. The Fund may cite in its advertisements or in reports or other communications to shareholders, historical performance of unmanaged indices as reported in Ibbotson, Roger G. and Rex A. Sinquefield, STOCKS, BONDS, BILLS AND INFLATION (SBBI), 1982, updated annually in the SBBI YEARBOOK, Ibbotson Associates, Chicago. In its advertisements, the Fund also may cite the aggregate amount of assets committed to index investing by pension funds and/or other institutional investors, and may refer to or discuss then-current or past economic or financial conditions, developments or events.


                          GENERAL INFORMATION
          The Fund was incorporated under Maryland law on June 6, 1991, and commenced operations on June 19, l991. On November 13, 1995, the Fund, which is incorporated under the name People's S&P MidCap Index Fund, Inc., began operating under the name Dreyfus MidCap Index Fund. The Fund is authorized to issue 200 million shares of Common Stock, par value $.001 per share. Each share has one vote.
          Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of
          Page 13
Directors or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office and for any other purpose. Fund shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.
          The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.
          Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call
          1-718-895-1206; outside the U.S. and Canada, call 516-794-5452.
          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
          The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the calculation of the Fund's net asset value, nor is S&P a distributor of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.
          S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
          Page 14
                                  APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY -- The Fund is permitted to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.
USE OF DERIVATIVES _ Although the Fund will not be a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in certain Derivatives. The Fund may invest in stock index futures contracts for hedging purposes without limit. However, the Fund may not invest in such contracts for other purposes if the sum of the amount of initial margin deposits, other than for bona fide hedging purposes, exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts.
LENDING PORTFOLIO SECURITIES _ The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities afford the Fund an opportunity to earn interest on the amount of the loan and at the same time to earn income on the loaned securities' collateral. Loans of portfolio securities may not exceed 30% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.
           Page 15
                        Page 15
Dreyfus
MidCap Index
Fund
Prospectus
(LION LOGO)
Registration Mark

Copy Rights 1996 Dreyfus Service Corporation
                                           113p03196





                           DREYFUS MIDCAP INDEX FUND
                                    PART B
                     (STATEMENT OF ADDITIONAL INFORMATION)
                                 MARCH 1, 1996




     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus MidCap Index Fund (the "Fund"), dated March 1, 1996, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:

          Call Toll Free 1-800-645-6561
          In New York City -- Call 1-718-895-1206
          Outside the U.S. and Canada -- Call 516-794-5452

     The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager. Dreyfus has engaged its affiliate, Mellon Equity Associates ("Mellon Equity"), to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments. Dreyfus and Mellon Equity are referred to collectively as the "Advisers."

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                               TABLE OF CONTENTS
                                                              Page

Investment Objective and Management Policies. . . . . . . . . . . . B-2
Management of the Fund. . . . . . . . . . . . . . . . . . . . . . . B-6
Management Arrangements . . . . . . . . . . . . . . . . . . . . . . B-9
Shareholder Services Plan . . . . . . . . . . . . . . . . . . . . . B-12
Purchase of Fund Shares . . . . . . . . . . . . . . . . . . . . . . B-12
Redemption of Fund Shares . . . . . . . . . . . . . . . . . . . . . B-13
Shareholder Services. . . . . . . . . . . . . . . . . . . . . . . . B-14
Determination of Net Asset Value. . . . . . . . . . . . . . . . . . B-15
Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . . B-16
Portfolio Transactions. . . . . . . . . . . . . . . . . . . . . . . B-17
Performance Information . . . . . . . . . . . . . . . . . . . . . . B-17
Information About the Fund. . . . . . . . . . . . . . . . . . . . . B-18
Transfer and Dividend Disbursing Agent, Custodian,
     Counsel and Independent Auditors . . . . . . . . . . . . . . . B-19
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-20
Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . B-21
Report of Independent Auditors. . . . . . . . . . . . . . . . . . . B-33
               INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Description of the Fund" and "Appendix."

     Money Market Instruments. The Fund may invest, in the circumstances described under "Description of the Fund - Management Policies" in the Fund's Prospectus, in the following types of money market instruments.

     U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others, by discretionary authority of the U.S. Government to purchase certain obligations from the agency or instrumentality; and others, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support for such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

     Repurchase Agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

     Bank Obligations. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instruments upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

     Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P"), (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, or (c) if unrated, determined by the Advisers to be of comparable quality to those rated obligations which may be purchased by the Fund.

Management Policies

     Lending Portfolio Securities. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.


     Derivatives. The Fund may invest in Derivatives (as defined in the Fund's Prospectus) in anticipation of taking a market position when, in the opinion of the Advisers, available cash balances do not permit an economically efficient trade in the cash market. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit the Fund to increase, decrease or change the level of risk to which its portfolio is exposed in much the same way as the Fund can increase, decrease or change the risk of its portfolio by making investments in specific securities.

     In addition, Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.

     If the Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

     Stock Index Futures - A stock index future obligates the seller to deliver (and the purchaser to take) and amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Fund purchases and sells futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     Using futures in anticipation of market transactions involves certain risks. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. In addition, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends still may not result in a successful hedging transaction.

     In connection with its futures transactions, the Fund may be required to establish and maintain at its custodian bank a segregated account consisting of cash or high quality money market instruments in an amount equal to the market value of the underlying commodity less any amount deposited as margin.


Investment Restrictions

     The Fund has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. The Fund may not:

     1. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.
     2. Purchase securities of closed-end investment companies except (a) in the open market where no commission other than the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total outstanding voting stock of any one closed-end investment company,
(ii) 5% of the Fund's net assets with respect to the securities issued by any one closed-end investment company and (iii) 10% of the Fund's net assets in the aggregate, or (b) those received as part of a merger or consolidation. The Fund may not purchase the securities of open-end investment companies other than itself.

     3. Invest in commodities, except that the Fund may invest in futures contracts as described in the Fund's Prospectus and this Statement of Additional Information.

     4. Purchase, hold or deal in real estate, real estate investment trust securities, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

     5. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments. Transactions in futures and options do not involve any borrowing for purposes of this restriction.

     6. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets.

     7. Lend any funds or other assets except through the purchase of debt securities, bankers' acceptances and commercial paper of corporations and other entities. However, the Fund may lend its portfolio securities in an amount not to exceed 30% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Directors.

     8. Act as an underwriter of securities of other issuers. The Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase illiquid securities, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

     9. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     10.  Purchase, sell or write puts, calls or combinations thereof.

     11. Invest more than 25% of its assets in investments in any particular industry or industries (including banking), except to the extent the Standard & Poor's MidCap 400 Index also is so concentrated, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     In addition to the investment restrictions adopted as fundamental policies set forth above, though not fundamental policies, the Fund may not
(i) engage in arbitrage transactions, (ii) purchase warrants (excluding those acquired by the Fund in units or attached to securities), or
(iii) sell securities short, but the Fund reserves the right to sell securities short against the box (a transaction in which the Fund enters into a short sale of a security which the Fund owns).

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.



                            MANAGEMENT OF THE FUND

     Directors and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Director who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

Directors of the Fund

*JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director and, until August 1994, Chief Operating Officer of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus and, until August 1994, the Fund's distributor. From August 24, 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is Chairman of the Board of Directors of Noel Group, Inc., a venture capital company; a trustee of Bucknell University; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway, Inc., a manufacturer and marketer of industrial threads, specialty yarns and home furnishings and fabrics, Curtis Industries, Inc., a national distributor of security products, chemicals, and automotive and other hardware, Simmons Outdoor Corporation and Staffing Resources, Inc. He is 52 years old and his address is 200 Park Avenue, New York, New York 10166.

*DAVID P. FELDMAN, Director. Corporate Vice President-Investment Management of AT&T. He is also a trustee of Corporate Property Investors, a real estate investment company. He is 56 years old and his address is One Oak Way, Berkeley Heights, New Jersey 07922.

JACK R. MEYER, Director.  President and Chief Executive Officer of Harvard
     Management Company, an investment management company, since September
     1990.   For more than five years prior thereto, he was Treasurer and
     Chief Investment Officer of The Rockefeller Foundation. He is 50 years old and his address is 600 Atlantic Avenue, Boston, Massachusetts 02210.

JOHN SZARKOWSKI, Director. Director Emeritus of Photography at The Museum of Modern Art. Consultant in Photography. He is 70 years old and his address is Bristol Road Box 221, East Chatham, New York 12060.

ANNE WEXLER, Director. Chairman of the Wexler Group, consultants specializing in government relations and public affairs. She is also a director of Alumax, Comcast Corporation and The New England Electric System, Nova Corporation, and a member of the Board of the Carter Center of Emory University, the Council of Foreign Relations, the National Park Foundation, Visiting Committee of the John F. Kennedy School of Government at Harvard University and the Board of Visitors of the University of Maryland School of Public Affairs. She is 65 years old and her address is c/o The Wexler Group, 1317 F Street, N.W., Suite 600, Washington, D.C. 20004.

     For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Directors of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Fund.

     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Director by the Fund for the fiscal year ended October 31, 1995, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1995, were as follows:



                                       (3)                  (4)              (5)
                    (2)                Pension or           Estimated        Total Compensation
(1)                Aggregate           Retirement Benefits  Annual           From Fund and
Name of Board      Compensation From   Accrued as Part of   Benefits Upon    Fund Complex
Member             Fund*               Fund's Expenses      Retirement       Paid to Board Member
--------------     --------            ---------------      ----------       ---------------------
Joseph S. DiMartino $4,153              none                  none                $445,000 (93)

David P. Feldman    $4,000              none                  none                $ 85,631 (27)

Jack R. Meyer       $4,500              none                  none                $ 21,875 (4)

John Szarkowski     $4,500              none                  none                $ 21,875 (4)

Anne Wexler         $4,500              none                  none                $ 26,329 (16)

____________________________


*    Amount does not include reimbursed expenses for attending Board meetings, which amounted to $602 for all Directors as a group.


Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President and Chief Executive
     Officer and a Director of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 38 years old.

JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President,
     General Counsel, Secretary and Clerk of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an associate at Ropes & Gray. He is 31 years old.

ERIC B. FISCHMAN, Vice President and Assistant Secretary.  Associate General
     Counsel of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System. He is 31 years old.

ELIZABETH BACHMAN, Vice President and Assistant Secretary.  Assistant Vice
     President of the Distributor and an officer of other investment companies advised or administered by Dreyfus. She is 26 years old.

JOSEPH F. TOWER, III, Assistant Treasurer. Senior Vice President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 33 years old.

JOHN J. PYBURN, Assistant Treasurer. Assistant Treasurer of the Distributor and an officer of other investment companies advised or administered by Dreyfus. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of Dreyfus. He is 60 years old.

MARGARET PARDO, Assistant Secretary. Legal Assistant with the Distributor and an officer of other investment companies advised or administered by Dreyfus. From June 1992 to April 1995, she was a Medical Coordination Officer at ORBIS International. Prior to June 1992, she worked as Program Coordinator at Physicians World Communications Group. She is 27 years old.

     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

     Directors and officers of the Fund, as a group, owned less than 1% of the Fund's shares of Common Stock outstanding on December 22, 1995.


     The following persons are known by the Fund to own of record 5% or more of the Fund's voting securities outstanding on December 22, 1995: Charles Schwab & Company, Inc., 101 Montgomery Street, San Francisco, California 94104--13.3%; Mellon Bank, N.A., P.O. Box 3198, Pittsburgh, Pennsylvania 15230-3198--6.8%.




                            MANAGEMENT ARRANGEMENTS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."


     Management Agreement. Dreyfus provides management services pursuant to the Management Agreement (the "Management Agreement") dated November 13, 1995 with the Fund, which is subject (after May 14, 1997) to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Dreyfus, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was approved by shareholders on November 3, 1995, and by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Management Agreement, at a meeting held on August 9, 1995. The Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, upon not less than 90 days' notice, by Dreyfus. The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of Dreyfus: Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration and a director; Barbara E. Casey, Vice President-Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William
F. Glavin, Jr., Vice President-Corporate Development; Henry D. Gottmann, Vice President-Retail Sales and Service; Mark N. Jacobs, Vice President-Legal and Secretary; Daniel C. Maclean, Vice President and General Counsel; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Services; Katherine C. Wickham, Vice President-Human Resources; Maurice Bendrihem, Controller; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene, Julian M. Smerling and David B. Truman, directors.

     Dreyfus maintains office facilities on behalf of the Fund, and furnishes the Fund statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     Index Management Agreement. Mellon Equity provides investment advisory assistance and day-to-day management of the Fund's investments pursuant to the Index Management Agreement (the "Index Management Agreement") dated November 13, 1995 between Mellon Equity and Dreyfus. The Index Management Agreement is subject (after May 14, 1997) to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Mellon Equity, by vote cast in person at a meeting called for the purpose of voting on such approval. The Index Management Agreement was approved by shareholders on November 3, 1995, and was approved by the Fund's Board, including a majority of Board members who are not "interested persons" of any party to the Index Management Agreement, at a meeting held on August 9, 1995. The Index Management Agreement is terminable without penalty (i) by Dreyfus on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of the Fund's shares on 60 days' notice, or (iii) by Mellon Equity on not less than 90 days' notice. The Index Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement for any reason.

     The following persons are executive officers and/or directors of Mellon
Equity: Phillip R. Roberts, Chairman of the Board; William P. Rydell, President and Chief Executive Officer; and W. Keith Smith, Director.

     Mellon Equity provides day-to-day management of the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of Dreyfus and approval of the Fund's Board. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions. Mellon Equity has agreed to pay for the custody services provided to the Fund by Boston Safe Deposit and Trust Company.

     Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by Dreyfus and/or Mellon Equity. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Dreyfus or Mellon Equity or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholder's reports and meetings, and any extraordinary expenses.

     As compensation for Dreyfus' services, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of .395 of 1% of the value of the Fund's average daily net assets. As compensation for Mellon Equity's services, Dreyfus has agreed to pay Mellon Equity a monthly fee at the annual rate of .095 of 1% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to shareholders.

     From January 3, 1995 to November 13, 1995, World Asset Management ("World") served as the Fund's index fund manager; from February 24, 1994 to January 3, 1995, World Asset Management, Inc. ("WAM") served as the Fund's index fund manager; from June 18, 1992 to February 24, 1994, Woodbridge Capital Management, Inc. ("Woodbridge") served as the Fund's index fund manager; and prior to June 18, 1992, Manufacturers Bank, N.A. (together with World, WAM and Woodbridge, the "prior index fund managers") served as the Fund's index fund manager. Pursuant to prior index management agreements with the prior index fund managers, the Fund agreed to pay a monthly fee at the annual rate of .10 of 1% of the value of the Fund's average daily net assets. For the fiscal years ended October 31, 1993, 1994 and 1995, the index management fees payable to the prior index fund managers amounted to $54,913, $72,970 and $98,063, respectively. However, no index management fees were paid to the prior index fund managers for the fiscal years ending October 31, 1993 and 1994 pursuant to undertakings in effect, and for the fiscal year ended October 31, 1995 the fee was reduced by $39,687.

     Prior to November 13, 1995, Dreyfus served as the Fund's administrator pursuant to an administration agreement with the Fund. As compensation for its administrative services, the Fund agreed to pay Dreyfus a monthly fee at the annual rate of .30 of 1% of the value of the Fund's average daily net assets. For the fiscal years ended October 31, 1993, 1994 and 1995, the administrative fees payable to Dreyfus amounted to $164,739, $218,911 and $294,190, respectively. However, no administrative fees were paid to Dreyfus pursuant to undertakings in effect.

     Dreyfus (and to a limited extent, Mellon Equity) have agreed that if in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Management Agreement, but excluding taxes, brokerage, interest on borrowings and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fees to be paid to Dreyfus, and Dreyfus may deduct from the fees paid to Mellon Equity, or Dreyfus and Mellon Equity each will bear, such excess expense in proportion to their management fee and Index Management fee, to the extent required by state law. Such deduction or payment, if any, will be estimated daily and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to Dreyfus and Mellon Equity is not subject to reduction as the value of the Fund's net assets increases.


                           SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."

     The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses Dreyfus Service Corporation for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such an answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board, and by Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan, and was last approved by the Board at a meeting held on May 3, 1995. The Plan is terminable at any time by vote of a majority of Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan.

     For the fiscal year ended October 31, 1995, $134,490 was charged to the Fund under the Plan.


                            PURCHASE OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."


     The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually.
The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

     Transactions through Securities Dealers. In some states, banks or other financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.


                           REDEMPTION OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."

     Wire Redemption Privilege. By using this Privilege, the investor authorizes Dreyfus Transfer, Inc. (the "Transfer Agent") to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                        Transfer Agent's
          Transmittal Code                   Answer Back Sign

              144295                         144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."


     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.
Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Redemption Commitment. The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Directors reserves the right to make payments in whole or part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                             SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

     Corporate Pension, Profit-Sharing and Personal Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available. Investors can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

     A fee may be charged by the entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity which acts as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans, and SEP-IRAs, with more than one participant, is $2,500, with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans, with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum investment of $250.

     The investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details as to eligibility, service fees and tax implications, and should consult a tax adviser.


                       DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."


     Valuation of Portfolio Securities. The Fund's portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board. Expenses and fees, including the index management and administration fees (reduced by the expense limitation, if any), are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

     Taxation of the Fund. Management of the Fund believes that the Fund qualified for the fiscal year ended October 31, 1995 as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to continue to so qualify as long as such qualification is in the best interests of its shareholders. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. In addition, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, gain or loss realized by the Fund from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise of such futures as well as from closing transactions. In addition, any such futures remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by the Fund involving futures may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code.

     As such, all or a portion of any short or long-term capital gain from certain "straddle" and conversion transactions may be recharacterized to ordinary income. If the Fund were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as "mixed straddles" if the futures transactions comprising such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle and conversion transaction rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be recharacterized as short-term capital gain or ordinary income.

     Shareholder Taxation. Depending on the composition of the Fund's income, all or a portion of the dividends paid by the Fund from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporate shareholders ("dividends received deduction"). In general, dividend income of the Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that (i) the Fund's income consists of dividends paid by U.S. corporations and (ii) the Fund would have been entitled to the dividends received deduction with respect to such dividend income if the Fund were not a regulated investment company. The dividends received deduction for qualifying corporate shareholders may be further reduced if the shares of the Fund held by them with respect to which dividends are received are treated as debt-financed or deemed to have been held for less than 46 days. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of his shares below the cost of his investment. Such a dividend or distribution would be a return on the investment in an economic sense although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain distribution received.


                            PORTFOLIO TRANSACTIONS

     The Advisers assume general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Advisers and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Advisers based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

     For its portfolio securities transactions for the fiscal years ended October 31, 1993, 1994 and 1995, the Fund paid total brokerage commissions of $24,477, $24,979 and $58,043, respectively, none of which was paid to the Distributor. There were no spreads or concessions on principal transactions in fiscal 1993, 1994 and 1995.


                            PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance
Information."

     The Fund's average annual total return for the 1 and 4.370 year periods ended October 31, 1995 was 20.78% and 14.52%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.


     The Fund's total return for the period June 19, 1991 (commencement of operations) to October 31, 1995 was 32.95%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


     Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), Lipper Analytical Services, Inc., the Dow Jones Industrial Average and other industry publications. The Fund's share price and yield fluctuate, and its investment return will reflect applicable expenses. The Fund also may cite in its advertisements or reports or other communications to shareholders, historical performance of unmanaged indexes as reported in Ibbotson, Roger G. and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982 updated annually in the SBBI Yearbook, Ibbotson Associates, Chicago. The Fund also may cite in its advertisements to the aggregate amount of assets committed to index investing by pension funds and/or other institutional investors.


     The Standard & Poor's MidCap 400 Index and the S&P Index together represent approximately 86%% of the total market capitalization of stocks traded in the United States. From time to time, advertising materials for the Fund may refer to Morningstar ratings and related analysis supporting such ratings.



                          INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable.

Fund shares of Common Stock are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     On November 13, 1995, the Fund, which is incorporated under the name Peoples S&P MidCap Index Fund, Inc., began operating under the name Dreyfus MidCap Index Fund.

     The Fund will send annual and semi-annual financial statements to all its shareholders.


          TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                           AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02903, serves as the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

     Boston Safe Deposit and Trust Company (the "Custodian"), an indirect wholly-owned subsidiary of Mellon Bank Corporation, is located at One Boston Place, Boston, Massachusetts 02108, and serves as the custodian of the Fund.

Under its Custody Agreement with the Fund, the Custodian holds the Fund's portfolio securities and keeps all necessary accounts and records. The Custodian's fees for its services to the Fund are paid by Mellon Equity.

     Neither the Transfer Agent nor the Custodian has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

     Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of Common Stock being sold pursuant to the Fund's Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.


                                    APPENDIX

     Description of S&P A-1 Commercial Paper Ratings:

     The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment.
Issues in this category are delineated with the number 1, 2 or 3 to indicate the relative degree of safety. Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong.
Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     Description of Moody's Prime-1 Commercial Paper Rating :

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.


Peoples S&P MidCap Index Fund, Inc.
------------------------------------------------------------------------
Statement of Investments                                October 31, 1995
       Shares       Common Stocks--90.4%                     Value
      --------                                           ------------
                    Basic Materials--5.9%
         5,861      Albany International, Cl. A .......  $    121,616
        13,300      Albemarle .........................       247,713
        16,215      Battle Mountain Gold ..............       123,639
         5,404      Betz Laboratories .................       217,511
         7,810      Bowater ...........................       345,592
         3,129      Brush Wellman .....................        52,411
         7,700      Cabot .............................       365,750
         3,116      Carlisle Companies ................       128,146
         3,244      Carpenter Technology ..............       122,866
         4,791      Chesapeake ........................       146,724
         2,268      Cleveland-Cliffs ..................        84,767
         8,921      Consolidated Papers ...............       510,727
         9,776      Crompton & Knowles ................       123,422
         4,943      Dexter ............................       118,014
        23,800      Ethyl .............................       264,775
         5,453      Ferro .............................       126,101
         4,108      First Brands ......................       187,941
         7,779      Georgia Gulf ......................       257,679
         3,324      Gibson Greetings ..................        46,120
         8,900      Glatfelter (P.H.) .................       164,650
         7,168      Hanna (M.A.) ......................       183,680
         5,073      Harsco ............................       267,601
         5,761      IMC Global ........................       403,270
         9,046      Lawter International ..............        96,114
         6,918      Loctite ...........................       326,875
        10,436      Longview Fibre ....................       151,322
        12,888      Lubrizol ..........................       370,530
         2,928      Lukens ............................        90,036
         3,868      Oregon Steel Mills ................        55,119
         3,670      Pentair ...........................       185,335
         7,325      Schulman (A.) .....................       137,344
         8,112(a)   Sealed Air ........................       213,954
        18,430      Sonoco Products ...................       456,142
        11,183(a)   Sterling Chemicals ................        89,464
         5,751      Wausau Paper Mills ................       140,900
        11,316      Witco .............................       319,677
                                                         ------------
                                                            7,243,527
                                                         ------------
                    Capital Goods/Construction--5.6%
        14,996(a)   AES ...............................       296,171
        14,136      Allegheny Ludlum ..................       238,545
         7,411      CBI Industries ....................       230,667
         4,533      CalMat ............................        76,494
         7,889      Calgon Carbon .....................        89,737
        15,147      Clayton Homes .....................       397,609
        11,702      Danaher ...........................       362,762
         3,119(a)   Datascope .........................        74,076
         5,304      Donaldson .........................       129,285
         3,815      Duriron ...........................       102,051
         6,817      Federal-Mogul .....................       121,854
         6,451      GenCorp ...........................        67,736
         4,294      Goulds Pumps ......................       101,983
         2,400      Granite Construction ..............        68,100


                    Capital Goods/Construction (continued)
         6,440      Hubbell, Cl. B ....................  $    388,010
         3,244      Kaydon ............................        93,671
         5,200      Kennametal ........................       161,850
         6,879      Keystone International ............       153,058
         4,826(a)   MagneTek ..........................        47,657
        12,018      Mark IV Industries ................       234,351
         2,955      Measurex ..........................        90,866
         3,568      Nordson ...........................       206,052
         4,088      OEA ...............................       111,398
        12,484(a)   Parametric Technology .............       834,868
        12,009      RPM ...............................       232,674
         3,649(a)   Rohr Industries ...................        54,279
         3,341(a)   Southdown .........................        54,291
         6,426      Stewart & Stevenson Services ......       146,192
         6,213      Sundstrand ........................       380,546
         4,300      Tecumseh Products, Cl. A ..........       202,100
         3,671      Thiokol ...........................       127,108
         7,000      Vulcan Materials ..................       389,375
        10,041(a)   Weatherford Enterra ...............       242,239
         8,550      York International ................       374,062
                                                         ------------
                                                            6,881,717
                                                         ------------
                    Consumer Cyclicals--12.3%
         1,832      Angelica ..........................        41,220
         4,600(a)   Ann Taylor Stores .................        50,600
         4,368      Arvin Industries ..................        77,532
         7,732      Belo (A.H.), Cl. A ................       267,721
         8,500(a)   Best Buy ..........................       176,375
        15,071(a)   Brinker International .............       182,736
         6,200(a)   Buffets ...........................        77,500
        13,000(a)   Burlington Industries .............       144,625
        10,050      CML Group .........................        57,787
         2,715      CPI ...............................        49,549
        13,600      Callaway Golf .....................       222,700
         8,428      Cardinal Health ...................       432,989
         5,866(a)   Chris-Craft Industries ............       233,907
         9,410      Cintas ............................       395,220
        21,073(a)   Circus Circus Enterprises .........       561,069
         4,190      Claire's Stores ...................        82,229
        26,036      Coca Cola Enterprises .............       693,209
        12,025      Cracker Barrel Old Country
                      Store ...........................       204,425
         3,200      Cross (A.T.), Cl. A ...............        45,600
           821(a)   Dave & Buster's ...................        12,315
        11,943      Dole Food .........................       449,355
        13,418      Dollar General ....................       328,741
         5,312      Duty Free International ...........        75,696
         4,405      Edison Brothers Stores ............        15,968
        11,390      Family Dollar Stores ..............       173,697
         9,200      Fingerhut Companies ...............       125,350
         5,200(a)   Fred Meyer ........................        96,850
         9,900(a)   HFS ...............................       606,375
         4,219      Hancock Fabrics ...................        36,916



Peoples S&P MidCap Index Fund, Inc.
------------------------------------------------------------------------
Statement of Investments (continued)                    October 31, 1995

       Shares       Common Stocks (continued)                Value
      --------                                           ------------
                    Consumer Cyclicals (continued)
        15,012      Harley-Davidson ...................  $    401,571
         9,770      Heilig-Meyers .....................       179,524
        18,240(a)   Home Shopping Network .............       148,200
         2,903      Houghton Mifflin ..................       119,023
         6,984      Intelligent Electronics ...........        53,253
         4,683(a)   International Dairy
                      Queen, Cl. A ....................        99,514
        26,076      International Game
                      Technology ......................       303,133
         3,477      International Multifoods ..........        71,278
         5,200(a)   Jones Apparel Group ...............       178,100
         7,200(a)   Kohls .............................       326,700
         5,833      Lancaster Colony ..................       193,947
         6,748(a)   Lands' End ........................       101,220
         4,700      Lee Enterprises ...................       187,412
        16,796      Leggett & Platt ...................       403,104
         5,145(a)   MacFrugal's Bargains
                      Closeouts  ......................        61,097
         5,300      Media General, Cl. A ..............       147,075
         3,871      Michael Foods .....................        46,936
         4,865      Miller (Herman) ...................       144,126
        18,325(a)   Mirage Resorts ....................       600,144
         5,820      Modine Manufacturing ..............       160,050
         6,748      Morrison Restaurants ..............       105,437
         7,392(a)   Multimedia ........................       327,096
         7,000(a)   Nine West Group ...................       311,500
        29,968(a)   Office Depot ......................       857,834
         8,400(a)   Outback Steakhouse ................       263,550
        10,342      Promus Hotel ......................       227,524
        13,400(a)   Revco D.S. ........................       318,250
         4,100      Sbarro ............................        85,588
        20,044(a)   Service Merchandise ...............       107,736
        27,232      Shaw Industries ...................       347,208
         5,800      Superior Industries
                      International....................       163,125
         3,119      Tiffany & Co. .....................       136,066
        28,944      Tyson Foods, Cl. A ................       691,038
        13,737      Unifi .............................       309,082
         6,507(a)   Waban .............................       101,672
         4,407      Wallace Computer Services .........       248,445
         2,269      Washington Post, Cl. B ............       658,010
         4,197(a)   Western Publishing Group ..........        34,363
                                                         ------------
                                                           15,137,187
                                                         ------------
                    Consumer Staples--9.5%
         5,595(a)   Acuson ............................        65,042
         2,634(a)   Advanced Technology
                      Laboratories ....................        47,412
         5,512(a)   Applied Bioscience
                      International....................        35,139
         8,031      Bergen Brunswig, Cl. A ............       166,643
         6,526(a)   Biogen ............................       399,718
         8,344      Bob Evans Farms ...................       150,192


                    Consumer Staples (continued)
         9,251      Carter-Wallace ....................  $     97,135
        11,697(a)   Centocor...........................       131,591
         8,220(a)   Chiron.............................       748,020
         3,888      Church & Dwight....................        79,218
         7,960(a)   Coram Healthcare...................        31,840
         3,295(a)   Cordis.............................       364,098
         7,777      Dean Foods.........................       216,784
         2,571      Diagnostic Products................        95,127
         2,514      Dreyer's Grand Ice Cream...........        86,733
         8,054(a)   FHP International..................       195,310
         7,678      Flowers Industries.................       166,037
         9,100(a)   Forest Laboratories................       376,512
        11,400(a)   Foundation Health..................       483,075
         5,779(a)   Genzyme-General Division...........       336,627
        18,626(a)   HEALTHSOUTH........................       486,604
         8,500      Hannaford Brothers.................       222,062
         6,200(a)   Health Care & Retirement...........       182,125
         6,830(a)   HealthCare COMPARE.................       252,710
         6,100(a)   Healthsource.......................       323,300
        10,115(a)   Horizon/CMS Healthcare.............       204,829
         9,500      IBP................................       568,813
        23,050      IVAX...............................       524,388
        24,732      Laboratory Corporation of
                      America Holdings.................       210,222
         2,543(a)   Laboratory Corporation of America
                      Holdings (Warrants)..............         1,589
         5,945      Lance..............................       100,322
        16,336      McCormick & Co. ...................       404,316
        23,898      Mylan Laboratories.................       454,062
         1,717      NCH................................        93,362
        13,148(a)   NovaCare...........................        82,175
         6,161(a)   PacifiCare Health Systems,
                      Cl. A............................       448,213
        15,300(a)   Perrigo............................       187,425
         9,200      Ruddick............................       117,300
         5,281      Savannah Foods & Industries........        66,012
         4,700(a)   Scherer (R.P.).....................       209,150
         3,000(a)   Scholastic.........................       185,250
         5,422      Sizzler International..............        18,977
         5,720      Smucker (J.M.), Cl. A..............       112,255
         3,778      Stanhome...........................       115,229
         9,675      Stryker............................       436,584
         7,869      Surgical Care Affiliates...........       233,119
         7,391      Tambrands..........................       330,747
         7,066      Universal..........................       148,386
         5,264      Universal Foods....................       180,292
        10,438(a)   Value Health.......................       238,769
         8,715(a)   Vons Companies.....................       221,143
                                                         ------------
                                                           11,631,983
                                                         ------------
                    Diversified--5.4%
         6,400(a)   Air & Water Technologies,
                      Cl. A............................        32,000



Peoples S&P MidCap Index Fund, Inc.
------------------------------------------------------------------------
Statement of Investments (continued)                    October 31, 1995

       Shares       Common Stocks (continued)                Value
      --------                                           ------------

                    Diversified (continued)
         8,452(a)   Altera.............................  $    511,346
         9,000(a)   Alumax.............................       265,500
        19,000(a)   Atmel..............................       593,750
        12,028(a)   Cirrus Logic.......................       506,680
         5,400      DENTSPLY International.............       186,300
         4,384(a)   Exabyte............................        56,718
         2,742      Fuller (H.B.)......................        86,373
         4,921(a)   Jacobs Engineering Group...........       107,647
         8,496      Kansas City Southern
                      Industries.......................       396,126
         2,293      Lawson Products....................        55,032
         9,000(a)   Litton Industries..................       356,625
         1,800(a)   MAXXAM.............................        66,600
         8,600      McKesson...........................       410,650
         4,640(a)   Octel Communications...............       158,340
         4,770      Olin...............................       305,280
         7,299      Omnicom Group......................       466,224
         5,800      Rayonier...........................       217,500
         1,936(a)   Sequa, Cl. A.......................        49,852
        20,562(a)   Staples............................       547,463
         3,500      Teleflex...........................       148,312
        16,195      Thermo Electron....................       744,970
         9,473      Topps..............................        58,022
         4,403(a)   VeriFone...........................       118,881
         6,661      Wellman............................       156,533
                                                         ------------
                                                            6,602,724
                                                         ------------
                    Energy--4.0%
        10,559      American Financial Group...........       295,652
        11,881      Anadarko Petroleum.................       515,338
        15,236      Apache.............................       388,518
         5,385(a)   BJ Services........................       126,548
         5,648      Diamond Shamrock...................       145,436
         6,800      El Paso Natural Gas................       183,600
        33,100(a)   Global Marine......................       215,150
        16,038      Lyondell Petrochemical.............       342,812
         5,830      MAPCO..............................       300,245
        13,180      MCN................................       286,665
         8,982      Murphy Oil.........................       340,193
        16,900(a)   Nabors Industries..................       145,762
        10,077      Noble Affiliates...................       249,406
         6,800      Parker & Parsley Petroleum.........       125,800
        11,137(a)   Parker Drilling....................        58,469
         6,286      Quaker State.......................        82,504
         8,148      Questar............................       245,459
        19,782      Ranger Oil.........................       113,747
         7,020(a)   Seagull Energy.....................       120,218
         7,710(a)   Smith International................       123,360
         7,423      Tosco..............................       256,093
         8,776      Valero Energy......................       207,333
         6,065(a)   Varco International................        55,343
                                                         ------------
                                                            4,923,651
                                                         ------------
                    Financial--13.4%
        19,823      AFLAC..............................  $    807,787
        21,739      Aon................................       894,016
         8,385      Bancorp Hawaii.....................       280,898
        23,657      Bear Stearns Companies.............       470,183
         7,659      Central Fidelity Banks.............       237,429
         9,057      City National......................       120,005
         7,106      Comdisco...........................       216,733
        23,710      Comerica...........................       797,249
         7,645      Crestar Financial..................       435,765
         6,054      Dauphin Deposit....................       175,566
        12,383      Edwards (A.G.).....................       315,766
        13,090      Fifth Third Bancorp................       880,302
        10,006      First Security.....................       327,697
         6,986      First Tennessee National...........       373,751
         6,606      First Virginia Banks...............       270,020
        12,610      First of America Bank..............       537,501
        16,208      Franklin Resources.................       822,556
        27,400      Green Tree Financial...............       729,525
         4,096      Hartford Steam Boiler
                      Inspection & Insurance...........       190,976
        23,700      Hibernia, Cl.A.....................       234,037
         6,976      Kemper.............................       338,336
        18,591      Marshall & Ilsley..................       450,832
        11,031      Mercantile Bancorporation..........       485,364
         9,534      Mercantile Bankshares..............       262,185
        11,577      Meridian Bancorp...................       494,917
        11,224      Northern Trust.....................       535,946
        20,000      Paine Webber Group.................       440,000
        14,387      Progressive........................       597,061
         9,164      Provident Life & Accident
                      Insurance Co. of America.........       245,137
         9,214      Regions Financial..................       367,408
        34,348      Schwab (Charles)...................       785,711
        11,218      Sotheby's Holdings, Cl. A..........       155,650
        17,395      SouthTrust.........................       437,049
        16,642      State Street Boston................       646,958
         4,625      Transatlantic Holdings.............       311,609
        11,042      UJB Financial......................       351,964
         7,764      West One Bancorp...................       329,970
         6,900      Wilmington Trust...................       203,550
                                                         ------------
                                                           16,557,409
                                                         ------------
                    Technology--15.6%
         6,722      AMETEK.............................       118,475
         8,882(a)   AST Research.......................        78,828
        14,309      Adobe Systems......................       815,613
        18,600(a)   American Power Conversion..........       190,650
        15,147(a)   Analog Devices.....................       547,185
         9,331(a)   Arrow Electronics..................       473,548
         8,604      Avnet..............................       433,426
        10,110(a)   BMC Software.......................       360,169
        22,954(a)   Bay Networks.......................     1,520,702
         5,812      Beckman Instruments................       192,522



Peoples S&P MidCap Index Fund, Inc.
------------------------------------------------------------------------
Statement of Investments (continued)                    October 31, 1995

       Shares       Common Stocks (continued)                Value
      --------                                           ------------

                    Technology (continued)
         5,611(a)   Borland International..............  $     76,450
        11,138(a)   Cadence Design System..............       359,184
        10,100(a)   California Energy..................       183,063
         9,100(a)   Compuware..........................       207,025
        10,508(a)   Conner Peripherals.................       189,144
         5,204(a)   Convex Computer....................        23,418
         8,259(a)   Cypress Semiconductor..............       291,130
        17,974(a)   Dell Computer......................       838,038
        42,900(a)   EMC................................       664,950
        10,200(a)   Electronic Arts....................       373,575
         9,113      Federal Signal.....................       203,903
         8,700(a)   Fiserv.............................       224,025
         6,161      HON Industries.....................       170,968
         5,396(a)   Information Resources..............        58,682
        26,500(a)   Informix...........................       771,812
        15,000(a)   Integrated Device Technology.......       285,000
        25,396(a)   LSI Logic..........................     1,196,787
        14,340      Linear Technology..................       627,375
        10,509(a)   Mentor Graphics....................       220,689
         6,200(a)   Micro Warehouse....................       275,900
        20,313      Molex..............................       670,329
        38,400(a)   NEXTEL Communications..............       532,800
         1,504      National Presto Industries.........        60,912
         5,615(a)   Nellcor............................       322,862
         4,023      Precision Castparts................       143,822
        10,253(a)   Quantum............................       178,146
         8,276      Reynolds & Reynolds, Cl. A.........       294,833
        14,204(a)   Seagate Technology.................       635,629
        14,621      Sensormatic Electronics............       312,524
         6,182(a)   Sequent Computer Systems...........       107,412
         9,000(a)   Solectron..........................       362,250
         5,607      Standard Register..................       126,158
        10,513(a)   Storage Technology.................       258,883
         4,594(a)   Stratus Computer...................       142,988
         5,966(a)   Structural Dynamics Research.......       108,880
         7,676(a)   Symantec...........................       186,623
         5,216(a)   Symbol Technologies................       181,908
        15,044(a)   Teradyne...........................       502,093
         8,000      U.S. Robotics......................       740,000
         6,738      Varian Associates..................       346,165
        11,500(a)   Vishay Intertechnology.............       405,375
        14,166(a)   Xilinx.............................       651,636
                                                         ------------
                                                           19,244,464
                                                         ------------
                    Transport & Services--4.4%
         4,269      Airborne Freight...................       112,061
         2,587(a)   Alaska Air Group...................        38,482
         9,157      Alexander & Baldwin................       210,611
         6,312      American President
                      Companies........................       153,066
         5,200      Arnold Industries..................        84,500
         6,680      Atlantic Southeast Airlines........       165,330

                    Transport & Services (continued)
         4,024      Banta..............................  $    174,038
         5,923      Diebold............................       313,919
         3,261      Ennis Business Forms...............        46,469
        15,255      Equifax............................       594,945
         6,088      FlightSafety International.........       290,702
         3,973      GATX...............................       188,718
         7,500      Hunt (JB) Transport................       116,250
         8,241      Illinois Central, Cl. A............       315,218
         7,385      Kelly Services, Cl. A..............       185,548
        15,100      Manpower...........................       409,587
         8,400      Olsten.............................       323,400
         7,070      Overseas Shipholding Group.........       120,190
         3,340      PHH................................       146,125
         9,012      Paychex............................       390,896
         3,877(a)   Policy Management Systems..........       182,704
         7,005      Rollins............................       147,105
        12,100(a)   Rollins Environmental Services.....        40,837
        10,705      Tidewater..........................       282,344
         8,251      Trinity Industries.................       244,436
         5,782      Watts Industries, Cl. A............       119,254
                                                         ------------
                                                            5,396,735
                                                         ------------
                    Utilities--14.3%
        12,356(a)   ADC Telecommunications.............       494,240
        24,022      Allegheny Power System.............       633,580
         5,531      Atlanta Gas Light..................       213,635
        10,854      Atlantic Energy....................       210,296
         2,895      Black Hills........................        72,737
         9,694      Brooklyn Union Gas.................       243,562
        17,645      CMS Energy.........................       487,443
         4,520      Central Louisiana Electric.........       121,475
         6,315      Central Maine Power................        87,621
        11,758      Century Telephone
                      Enterprises......................       340,982
         9,436      Comsat.............................       187,541
        12,034      Delmarva Power & Light.............       264,748
        19,216      Florida Progress...................       636,530
        32,022      Frontier...........................       864,594
         5,829      Hawaiian Electric Industries.......       227,331
         7,634      IPALCO Enterprises.................       281,504
         7,583      Idaho Power........................       210,428
        15,176      Illinova...........................       430,619
         4,494      Indiana Energy.....................        94,936
        12,480      Kansas City Power & Light..........       310,440
         6,607      LG & E Energy......................       274,191
         7,368      Lincoln Telecommunications.........       127,098
        20,733      MidAmerican Energy.................       331,737
         6,137      Minnesota Power & Light............       175,672
        10,715      Montana Power......................       243,766
        12,848      NIPSCO Industries..................       468,952
         7,537      National Fuel Gas..................       224,226
         9,211      Nevada Power.......................       201,491



Peoples S&P MidCap Index Fund, Inc.
------------------------------------------------------------------------
Statement of Investments (continued)                    October 31, 1995

       Shares       Common Stocks (continued)                Value
      --------                                           ------------

                    Utilities (continued)
        13,016      New England Electric System........  $    507,624
        14,388      New York State Electric & Gas......       363,297
        25,160      Northeast Utilities................       622,710
         7,873      Oklahoma Gas & Electric............       314,920
        17,536      Pinnacle West Capital..............       482,240
        10,157      Portland General Electric..........       275,509
        23,783      Potomac Electric Power.............       594,575
        12,681      Public Service Co. of Colorado.....       432,739
         8,394(a)   Public Service Co. of
                      New Mexico.......................       140,600
        12,790      Puget Sound Power & Light..........       290,972
        20,464      SCANA..............................       519,274
        12,983      Southern New England
                      Telecommunications...............       469,011
         7,982      Southwestern Public Service........       262,408
         4,948      TCA Cable TV.......................       146,584
        23,418      TECO Energy........................       553,250
        11,400      Telephone & Data Systems...........       456,000
         9,000      UtiliCorp United...................       259,875
         8,757(a)   Vanguard Cellular Systems,
                      Cl. A............................       195,938
         5,979      WPL Holdings.......................       182,360
         8,560      Washington Gas Light...............       163,710
        21,987      Wisconsin Energy...................       648,616
        37,978(a)   WorldCom...........................     1,239,032
                                                         ------------
                                                           17,582,619
                                                         ------------
                    TOTAL COMMON STOCKS
                      (cost $94,059,436)...............  $111,202,016
                                                         ------------
                                                         ------------
                    CONVERTIBLE PREFERRED
                      STOCKS--0.0%

                    Financial;
           223(a,b) Everen, Series A, 13.50%
                      (cost $4,795)....................  $      4,823
                                                         ------------
                                                         ------------

    Principal       SHORT-TERM
     Amount           INVESTMENTS--10.0%
    ---------
                    U.S. Treasury Bills--.2%
    $  200,000(c)   5.99%, 4/4/96 .....................  $    195,422
                                                         ------------

                    Repurchase Agreements--9.8%
    12,072,000      Paine Webber, Inc.
                      5.80% Dated 10/31/95,
                      Due 11/1/95 in the amount
                      of $12,073,945 (fully
                      collateralized by $11,995,000
                      U.S. Treasury Notes,
                      6.875%, 2/28/97,
                      value $12,322,494)...............    12,072,000
                                                         ------------
                    TOTAL SHORT-TERM
                      INVESTMENTS
                      (cost $12,267,415)...............  $ 12,267,422
                                                         ------------
TOTAL INVESTMENTS
  (cost $106,331,646)..........................  100.4%  $123,474,261
                                                 ------  ------------
                                                 ------  ------------
LIABILITIES, LESS CASH
  AND RECEIVABLES..............................    (.4%) $   (492,606)
                                                 ------  ------------
                                                 ------  ------------
NET ASSETS ....................................  100.0%  $122,981,655
                                                 ------  ------------
                                                 ------  ------------


Notes to Statement of Investments:
(a) Non-income producing.
(b) Convertible into Everen Capital bond, 13.50%, 9/15/2007.
(c) Wholly held by custodian in a segregated account as collateral for open financial futures positions.



Statement of Financial Futures                                 October 31, 1995
-------------------------------------------------------------------------------

                                                                        Market Value                       Unrealized
                                                          Number of       Covered                        (Depreciation)
Financial Futures Long                                    Contracts    by Contracts        Expiration     at 10/31/95
--------------------------                              ------------   -------------     --------------   -------------
Standard & Poor's MidCap 400.................                113         $11,893,250         Dec. '95       $(421,685)
                                                                                                            ==========

          See notes to financial statements.

Peoples S&P MidCap Index Fund, Inc.
-------------------------------------------------------------
Statement of Assets and Liabilities          October 31, 1995


ASSETS:
    Investments in securities, at value--Note 1(b)
       (cost $106,331,646)--see statement...................................                              $123,474,261
    Cash....................................................................                                   129,720
    Dividends and interest receivable.......................................                                   109,090
    Prepaid expenses........................................................                                    12,826
    Due from The Dreyfus Corporation........................................                                    34,573
                                                                                                          ------------
                                                                                                           123,760,470
LIABILITIES:
    Due to World Asset Management...........................................                 $  10,499
    Payable for investment securities purchased.............................                   339,758
    Payable for Common Stock redeemed.......................................                   244,069
    Payable for futures variation margin--Note 3(a).........................                    53,675
    Accrued expenses........................................................                   130,814         778,815
                                                                                             ---------    ------------
NET ASSETS  ................................................................                              $122,981,655
                                                                                                          ------------
                                                                                                          ------------
REPRESENTED BY:
    Paid-in capital.........................................................                              $ 99,269,656
    Accumulated undistributed investment income--net........................                                 1,487,878
    Accumulated undistributed net realized gain on investments..............                                 5,503,191
    Accumulated net unrealized appreciation on investments [including
      ($421,685) net unrealized (depreciation) on financial futures]
      --Note 3(b)...........................................................                                16,720,930
                                                                                                          ------------
NET ASSETS at value applicable to 6,337,980 shares outstanding
    (200 million shares of $.001 par value Common Stock authorized).........                              $122,981,655
                                                                                                          ------------
                                                                                                          ------------
NET ASSET VALUE, per share
    ($122,981,655 / 6,337,980 shares).......................................                                    $19.40
                                                                                                                ------
                                                                                                                ------

                        See notes to financial statements.

Peoples S&P MidCap Index Fund, Inc.
-----------------------------------------------------------------
Statement of Operations               year ended October 31, 1995


INVESTMENT INCOME:
    Income:
      Cash dividends (net of $399 foreign taxes withheld at source).........                $1,853,716
      Interest..............................................................                   397,096
                                                                                            ----------
            Total Income....................................................                               $2,250,812
    Expenses:
      Index management fee--Note 2(a).......................................                    98,063
      Administration fee--Note 2(a).........................................                   294,190
      Shareholder servicing costs--Note 2(b)................................                   188,998
      Registration fees.....................................................                    56,590
      Legal fees............................................................                    41,695
      Auditing fees.........................................................                    41,364
      Custodian fees--Note 2(a).............................................                    37,560
      Prospectus and shareholders' reports..................................                    25,840
      Directors' fees and expenses--Note 2(c)...............................                    23,176
      Miscellaneous.........................................................                    23,844
                                                                                            ----------
                                                                                               831,320
      Less--reduction in management fee and administration fee from World and
          Dreyfus due to undertakings and redemption fee--Note 2(a)..........                  345,273
                                                                                            ----------
            Total Expenses..................................................                                   486,047
                                                                                                           -----------
            INVESTMENT INCOME--NET...........................................                                1,764,765
                                                                                                           -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments--Note 3(a).............................                $4,284,157
    Net realized gain on financial futures--Note 3(a);
      Long transactions.....................................................                 1,364,616
                                                                                            ----------
      Net Realized Gain.....................................................                                 5,648,773
    Net unrealized appreciation on investments [including ($436,655)
      net unrealized (depreciation) on financial futures]...................                                11,878,944
                                                                                                           -----------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                17,527,717
                                                                                                           -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                               $19,292,482
                                                                                                           -----------
                                                                                                           -----------

             See notes to financial statements.

Peoples S&P MidCap Index Fund, Inc.
---------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                         Year Ended October 31,
                                                                                   ---------------------------------
                                                                                        1994                1995
                                                                                   -------------       -------------
OPERATIONS:
    Investment income--net............................................              $  1,227,409        $  1,764,765
    Net realized gain on investments..................................                 3,427,593           5,648,773
    Net unrealized appreciation (depreciation) on investments for
      the year........................................................                (3,340,443)         11,878,944
                                                                                    ------------        ------------
      Net Increase In Net Assets Resulting From Operations............                 1,314,559          19,292,482
                                                                                    ------------        ------------

DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income--net.............................................               (1,123,649)         (1,274,372)
    Net realized gain on investments..................................                (2,309,722)         (3,413,496)
                                                                                    ------------        ------------
      Total Dividends.................................................                (3,433,371)         (4,687,868)
                                                                                    ------------        ------------

CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold.....................................                61,712,647          44,222,299
    Dividends reinvested..............................................                 3,142,822           4,181,647
    Cost of shares redeemed...........................................               (53,021,949)        (15,431,258)
                                                                                    ------------        ------------
      Increase In Net Assets From Capital Stock Transactions..........                11,833,520          32,972,688
                                                                                    ------------        ------------
        Total Increase In Net Assets..................................                 9,714,708          47,577,302

NET ASSETS:
    Beginning of year.................................................                65,689,645          75,404,353
                                                                                    ------------        ------------
    End of year (including undistributed investment income-net:
      $997,485 in 1994 and $1,487,878 in 1995)........................              $ 75,404,353        $122,981,655
                                                                                    ------------        ------------
                                                                                    ------------        ------------


                                                                                       Shares               Shares
                                                                                    ------------        ------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.......................................................                 3,634,804           2,528,662
    Shares issued for dividends reinvested............................                   182,828             270,132
    Shares redeemed...................................................                (3,144,607)           (859,974)
                                                                                    ------------        ------------
      Net Increase In Shares Outstanding..............................                   673,025           1,938,820
                                                                                    ------------        ------------
                                                                                    ------------        ------------

        See notes to financial statements.

Peoples S&P MidCap Index Fund, Inc.
----------------------------------------------------------------------
Financial Highlights
    Reference is made to page 3 of the Fund's Prospectus dated March 1, 1996.
         See notes to financial statements.

Peoples S&P MidCap Index Fund, Inc.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. World Asset Management ("World"), a Delaware general partnership the majority general partner of which is Munder Capital Management, serves as the Fund's index manager. Prior to December 31, 1994, World Asset Management, Inc. served as the Fund's index manager. Comerica Bank serves as the Fund's custodian. The Dreyfus Corporation ("Dreyfus") serves as the Fund's administrator. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    On April 24, 1995, a special meeting of the Fund's stockholders was held for the purpose of approving a new index management agreement with World. A total of 3,255,496 shares of common stock were represented at the meeting, 3,089,961 of such shares were voted in favor of the proposal, 28,644 shares were voted against the proposal and 136,891 shares abstained from voting.
    Effective November 13,1995, the Fund will operate under the name Dreyfus MidCap Index Fund and Dreyfus will serve as the Fund's manager and Mellon Equity Associates, an affiliate of Dreyfus ("Mellon Equity"), will serve as the Fund's index manager. In addition, Boston Safe Deposit and Trust Company, an affiliate of Dreyfus, will serve as the Fund's custodian.
    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's index manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its

Peoples S&P MidCap Index Fund, Inc.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
    (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Management Fee, Administration Fee and Other Transactions With
Affiliates:

    (a) Fees paid by the Fund pursuant to the provisions of an Index Management Agreement with World and an Administration Agreement with Dreyfus are payable monthly. World and Dreyfus receive annual fees of .10 of 1% and
 .30 of 1%, respectively, of the average daily value of the Fund's net assets. The agreements further provide that if the aggregate expenses of the Fund, exclusive of interest, taxes, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fees to be paid to each of World and Dreyfus, or World and Dreyfus will each bear, such excess expense in proportion to their respective fees. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2-1/2% of the first $30 million, 2% of the next $70 million and 1-1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. However, World and Dreyfus had undertaken from November 1, 1994 through November 7, 1994, to waive the index management fee and administration fee. World and Dreyfus had currently undertaken from November 8, 1994 through June 4, 1995 with respect to World and through October 31, 1996 with respect to Dreyfus, to reduce the management fee and administration fee paid by the Fund (exclusive of certain expenses as described above), and to assume all expenses in excess of an annual rate of .50 of 1% of the average daily value of the Fund's net assets.
    For the year ended October 31, 1995, pursuant to the undertakings, World waived $39,687 of its index management fee and Dreyfus waived $301,166 of its administration fee. In addition, Comerica Bank earned $37,560 for custodian services provided to the Fund. For the year ended October 31, 1995, the Fund received $4,421 in redemption fees.
    (b) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and

Peoples S&P MidCap Index Fund, Inc.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended October 31, 1995, the Fund was charged an aggregate of $134,490 pursuant to the Shareholder Services Plan.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--Securities Transactions:

    (a) The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the year ended October 31, 1995 amounted to $42,217,509 and $18,725,504, respectively.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1995 and their related unrealized market (depreciation) are set forth in the Statement of Financial Futures.
    (b) At October 31, 1995, accumulated net unrealized appreciation on investments was $16,720,930, consisting of $23,482,956 gross unrealized appreciation and $6,762,026 gross unrealized depreciation.
    At October 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Peoples S&P MidCap Index Fund, Inc.
----------------------------------------------------------------------
Report of Ernst & Young, LLP, Independent Auditors

Shareholders and Board of Directors
Peoples S&P MidCap Index Fund, Inc.

     We have audited the accompanying statement of assets and liabilities of Peoples S&P MidCap Index Fund, Inc., including the statements of investments and financial futures, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of October 31, 1995 and confirmation of securities not held by the custodian by correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Peoples S&P MidCap Index Fund, Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                      Ernst & Young LLP


New York, New York
December 7, 1995